                                                                    EXHIBIT 21.1

                    Subsidiaries of Republic Services, Inc.






Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------



A.G. Disposal Service, Inc.                              NY

A.J. Panzarella & Co., Inc.                              FL
(d/b/a Larry O'Connor Sanitation Service)

AAA Commercial, Inc.                                     VA

AAA Disposal of Tennessee, Inc.                          TN

AAA Disposal Services, Inc.                              VA

AAA Land and Building Co., Inc.                          VA

AAA Maintenance, Inc.                                    VA

AAA Recycling, Inc.                                      VA

Ace Disposal Service, Inc.                               OH

Addington Environmental, Inc.                            KY

Addington Holding Company                                DE

Addington Resources, Inc.                                DE

All County Recycling, Inc.                               NJ

All Refuse Services, Inc.                                NY

All Service Refuse Company, Inc.                         FL

Alpco Waste Systems, Inc.                                NY

Anderson Refuse Company, Inc.                            IN

Anderson Solid Waste, Inc.                               CA

Antler Park, Inc.                                        IN

Arc Disposal Company, Inc.                               IL

Ariana, LLC                                              DE

Arlington Disposal Company, Inc.                         TX

ASCO Sanitation, Inc.                                    MS

Barker Brothers Waste Incorporated                       TN


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Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------



Barker Brothers, Inc.                                    TN

Cleaning Corporation                                     NJ
(d/b/a Beran Services)

Berrien County Landfill, Inc.                            MI

Bluegrass Recycling & Transfer Company                   KY

Broadhurst Environmental, Inc.                           KY

Burgess' Refuse Removal Service, Inc.                    NC

C.S.C. Disposal and Landfill, Inc.                       TX

Cal Waste Industries, Inc.                               CA

Capital Waste & Recycling, Inc.                          NY

Cascade Pacific Engineering, Inc.                        OR

Cate's Rubbish Removal Services, Inc.                    NH

CDS Environmental of Atlanta, Inc.                       GA

Charter Waste, Inc.                                      TX

CJM Trucking & Soils Company, Inc.                       TX

Coggins Waste Management, Inc.                           NJ

Collection Service Company, Inc.                         NC

Collection Services, Inc.                                KY
(d/b/a M&M Sanitation, Inc., Epperson Collection
Services, CSI of Northern Kentucky, B&J Sanitation,
Pennyrile Sanitation, Bluegrass Waste Alliance &
Tri-K Hauling)

Commercial Waste Disposal, Inc.                          KY
(d/b/a CWI of Kentucky)

Compactor Rental Systems of Delaware, Inc.               DE



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Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------


Consolidated Disposal Service, LLC                       DE

Continental Waste Industries - Gary, Inc.                IN

Continental Waste Industries, Inc.                       DE

Covington Waste, Inc.                                    TN

CWI of Florida, Inc.                                     FL
(d/b/a Southland Waste Systems)

CWI of Illinois, Inc.                                    IL

CWI of Missouri, Inc.                                    MO

CWI of NJ, Inc.                                          NJ

CWI of Northwest Indiana, Inc.                           IN

D.W. Gutzmer Rubbish Disposal, Inc.                      NY

Disposal Services, Inc.                                  NY
(d/b/a Upstate Disposal Service & R&R Refuse)

Dozit Company, Inc.                                      KY

Duncan Disposal, Inc.                                    TX

E&P Investment Corporation                               IL

East Bay Sanitation Service, Inc.                        FL

East Carolina Environmental, Inc.                        KY

ECO Services of S.C., Inc.                               SC

El Centro Sanitation Service, Co.                        CA

Elliot's Agri-Service, Inc.                              TX

Enviro-Comp Services, Inc.                               FL

Envirocycle, Inc.                                        FL

Environmental Specialists, Inc.                          MO

Epperson Waste Disposal, Inc.                            KY


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







Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------

Fenn-Vac, Inc.                                           SC

Fennell Container Co, Inc.                               SC

Fisk Environmental Services, Inc.                        IN

Fisk Sanitation Service, Inc.                            IN

FLL, Inc.                                                MI

Florida Refuse Service, Inc.                             FL

G.E.M. Environmental Management, Inc.                    DE

Garbage Disposal, Inc.                                   NC

GF/WFF, Inc.                                             SC

Gilliam Transfer, Inc.                                   MO

Grand Prairie Disposal Company, Inc.                     TX

Green Disposal, Inc.                                     UT

Green Valley Environmental Corp.                         KY

Greenfield Environmental Development Corp.               DE

Gulf Coast Waste Service, Inc.                           FL

Hank's Disposal, Inc.                                    IN

Helper's Hand of America, Inc.                           IN

Honeygo Run Reclamation, Inc.                            MD

Houston Organics, Inc.                                   TX

Hyder Waste Container, Inc.                              NC

Imperial Sanitation Services, Inc.                       FL

Indiana Recycling LLC                                    IN

J.C. Duncan Company, Inc.                                TX

Jamax Corporation                                        IN

JMN, Inc.                                                NC




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





Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------

Karat Corp.                                              NJ

L.R. Stuart and Son, Inc.                                VA

Laughlin Environmental, Inc.                             TX

Lawson Land Company                                      FL

Lawson Realty, Inc.                                      FL

Lazaro's Waste Service, Inc.                             FL

Living Earth Technology Company                          DE

LSW Environmental, Inc.                                  GA

Luberto Carting Corp.                                    NJ

M-G Disposal Service, LLC                                DE

M.C.C. Recycling, Inc.                                   NJ

Marpal Co.                                               NJ

Medical Waste Services, Inc.                             FL

Meyer Mechanical Services, Inc.                          IN

Meyer Transportation, LLC                                IN

Meyer Waste Systems, Inc.                                IN

Mid-East Waste Services, Inc.                            NC

Mid-State Environmental, Inc.                            KY

Middlesex Carting Co., Inc.                              NJ
(d/b/a Midco Waste Systems)

Midwest Material Management, Inc.                        IN

Monarch Environmental, Inc.                              KY

National Serv-All, Inc.                                  IN

Nine Mile Road, Inc.                                     FL

Noble Risley, Jr. & Sons, Inc.                           IL

Northwest Florida Sanitation, Inc.                       FL

Northwest Tennessee Disposal Corp.                       TN

NRL, Inc.                                                KY

Ohio County Balefill, Inc.                               KY




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





Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------

Olympic Disposal Corp.                                   NY

P.A.K. Equipment Co., Inc.                               NJ

Pantego I, Inc.                                          TX

Pepperhill Development Co., Inc.                         SC

Perdomo & Sons, Inc.                                     CA

Pine Ridge Recycling, Inc.                               GA

Pinellas Environmental, Inc.                             KY

Prichard Landfill Corporation                            WV

PSI Waste Systems, Inc.                                  ID

R.E. Wolfe Enterprises of Edingburg, Inc.                TX

R.E. Wolfe Enterprises of Texas, Inc.                    TX

Rainbow Industries, Inc.                                 VA

Rapid Disposal Service, Inc.                             NJ

Raritan Valley Disposal Service, Co., Inc.               NJ

Raritan Valley Recycling, Inc.                           NJ

RCLJ Construction, Inc.                                  TX

Recycling Concepts, Inc.                                 NC

Recycling Industries, Inc.                               NJ

Reliable Disposal, Inc.                                  MI

Reliable Sanitation, Inc.                                FL

Republic Acquisition Company                             DE

Republic Dumpco, Inc.                                    NV

Republic Environmental Technologies, Inc.                NV
(d/b/a Republic Environmental Technologies of
Nevada & Apex Aggregates Company)

Republic Imperial Acquisition Corp.                      OK

Republic Resource Company                                DE

Republic Services Group of Pennsylvania Hauling, LLC     PA

Republic Services Group of Pennsylvania I, LLC           PA

Republic Services Group of Pennsylvania II, LLC          PA

Republic Services Group of Pennsylvania III, LLC         PA

Republic Services Group of Pennsylvania IV, LLC          PA



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





Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------


Republic Services of Arizona Hauling, LLC                AZ

Republic Services of California Hauling, LLC             DE

Republic Services of California I, LLC                   DE

Republic Services of California II, LLC                  DE

Republic Services of Colorado Hauling, LLC               CO

Republic Services of Colorado I, LLC                     CO

Republic Services of Florida Hauling, LLC                FL

Republic Services of Georgia I, LLC                      GA

Republic Services of Kentucky Hauling, LLC               KY

Republic Services of Kentucky I, LLC                     KY

Republic Services of Kentucky II, LLC                    KY

Republic Services of Michigan Hauling, LLC               MI

Republic Services of Michigan I, LLC                     MI

Republic Services of Michigan II, LLC                    MI

Republic Services of Michigan III, LLC                   MI

Republic Services of Michigan IV, LLC                    MI

Republic Services of Michigan V, LLC                     MI

Republic Services of New York Hauling, LLC               NY

Republic Services of New York I, LLC                     NY

Republic Services of New York II, LLC                    NY

Republic Services of Ohio Hauling, LLC                   OH

Republic Services of Ohio I, LLC                         OH

Republic Services of Ohio II, LLC                        OH

Republic Services of Ohio III, LLC                       OH

Republic Services of Ohio IV, LLC                        OH

Republic Services of Ohio V, LLC                         OH

Republic Services of Oregon Hauling, LLC                 OR

Republic Services of Oregon I, LLC                       OR

Republic Services of Tennessee Hauling, LLC              DE

Republic Services of Tennessee I, LLC                    DE



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                                                                    Page 7 of 11

Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------

Republic Services of Virginia Hauling, LLC               VA

Republic Services of Wisconsin Hauling, LLC              WI

Republic Services of Wisconsin I, LLC                    WI

Republic Services of Wisconsin II, LLC                   WI

Republic Services, Inc.                                  DE

Republic Silver State Disposal, Inc.                     NV
(d/b/a Republic Silver State Disposal Services)

Republic Wabash Company                                  DE

Republic Waste Services of Texas Hauling, LLC            TX

Republic Waste Services of Texas I, LLC                  TX

Republic Waste Services of Texas II, LLC                 TX

Republic Waste Services of Texas III, LLC                TX

Republic/Maloy Landfill & Sanitation, Inc.               TX

Resources Aviation, Inc.                                 FL

RI/ACR Merger Corp.                                      NJ

RI/CDI Merger Corp.                                      CA

RI/DBI Merger Corp.                                      CA

RI/MC Merger Corp.                                       NJ

RI/PAK Merger Corp.                                      NJ

RII Management Company                                   DE

RITM, LLC                                                DE

Robert A. Moor, Jr. Disposal Services, Inc.              PA
(d/b/a Area Container)

Rochester Dismantling and Roll-Off, Inc.                 NY

RS/WM Holding Company, Inc.                              DE

RSI Waste Management, LLC                                DE

Rubbish Control, LLC                                     DE

Safety Lights, Inc.                                      TN

Sandy Hollow Landfill Corp.                              WV

Sanifill, Inc.                                           TN



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                                                                    Page 8 of 11

Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------

Savannah Regional Industrial Landfill, Inc.              GA

Schofield Corporation of Orlando                         FL
(d/b/a Southland Waste Systems)

Seaboard Waste Systems, Inc.                             FL

South Trans, Inc.                                        NJ

Southern Illinois Regional Landfill, Inc.                IL

Southland Environmental Services, Inc.                   FL
(d/b/a Southland Environmental Systems, Inc.)

Southland Recycling Services, Inc.                       FL

Southland Waste Systems of Georgia, Inc.                 GA

Southland Waste Systems of Jax, Inc.                     FL

Southland Waste Systems, Inc.                            FL

Space Coast Sanitation, Inc.                             FL

Specialized Waste, Inc.                                  CA

Spector Waste Paper Corp.                                NY

Springfield Environmental, Inc.                          IN

Springfield Environmental, Inc.                          DE

Statewide Environmental Contractors, Inc.                NJ

Suburban Disposal Service, Inc.                          SC

Suburban Sanitation of California, Inc.                  CA

Suburban Sanitation Services, Inc.                       AZ

SunBurst Sanitation Corporation                          FL

Sunrise Disposal, Inc.                                   IN

Swift Creek Environmental, Inc.                          GA

T.W. Recycling, Corp.                                    NJ

Taormina Industries, LLC                                 DE


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





Name                                          State
of Company                                    of Incorporation
---------------------------------------------------------------------------

Tay-Ban Corporation                           MI
(d/b/a Taymouth Landfill)

Taylor Disposal Services, Inc.                VA

Terre Haute Recycling, Inc.                   IN

Thomas W. DeLisa, Inc.                        NJ

Tos-It Service Company, Inc.                  TX

Town & Country Disposal, Inc.                 NY

Trashaway Services, Inc.                      TX

Treasure Coast Refuse Corp.                   FL

Tri-County Refuse Service, Inc.               MI

Tri-K Landfill, Inc.                          KY

Tri-State Ltd.                                IN

Triple G Landfills, Inc.                      IN

United Refuse Co., Inc.                       IN

United Waste Service, Inc.                    GA

Upper Piedmont Environmental, Inc.            KY

Uwharrie Environmental, Inc.                  KY

Victory Environmental Services, Inc.          DE

Victory Waste Incorporated                    CA

Village Disposal Services, Inc.               FL

W.R. Lalevee Realty Company, Inc.             NJ

Wabash Valley Landfill Company, Ltd.          PA

Wabash Valley Refuse Removal Company, L.P.    IN

Waste Collection Services Corp.               FL
(d/b/a Seaside Sanitation)

Westchester Investments, Inc.                 IN

Westside Sanitation, Inc.                     FL

White Stone of Warren, Inc.                   KY

Wilshire Disposal Services, Inc.              CA
(d/b/a Wilshire Rubbish Serv.,
Zakaroff Rubbish Co., Mike's Rubbish,
Mike's Rubbish Serv.)


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                                                              Page 10 of 11

Name                                                     State
of Company                                               of Incorporation
-------------------------------------------------------------------------------

Wood River Rubbish Company, Inc.                         ID

WPP Continental de Costa Rica, S.A.                      Costa Rica

WPP Services, Inc.                                       OH

York Waste Disposal, Inc.                                PA

Zakaroff Services                                        CA
(d/b/a Zakaroff Recycling Services, West,
Hollywood Recycling Services, Inc.
and L.A. Waste Disposal)























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